Exhibit 99.1
United States Cellular Corporation
Financial Highlights by Segment
(Unaudited)

UScellular Consolidated	Q1 2024
(Dollars in millions)
Operating revenues
Service[1]	$754
Equipment sales	196
Total operating revenues	950
System operations (excluding Depreciation, amortization and accretion reported below)	182
Cost of equipment sold	216
Selling, general and administrative	331
Depreciation, amortization and accretion	165
(Gain) loss on asset disposals, net	6
(Gain) loss on license sales and exchanges, net	(1)
Operating income	51
Equity in earnings of unconsolidated entities	42
Interest and dividend income	2
Interest expense	(43)
Income before income taxes	52
Income tax expense	28
Net income	24
Add back:
Depreciation, amortization and accretion	165
Expenses related to strategic alternatives review	7
(Gain) loss on asset disposals, net	6
(Gain) loss on license sales and exchanges, net	(1)
Interest expense	43
Income tax expense	28
Adjusted EBITDA (Non-GAAP)[2]	$272

Wireless	Q1 2024
(Dollars in millions)
Operating revenues
Service	$729
Equipment sales	196
Total operating revenues	925
System operations (excluding Depreciation, amortization and accretion reported below)	197
Cost of equipment sold	216
Selling, general and administrative	324
Depreciation, amortization and accretion	154
(Gain) loss on asset disposals, net	6
(Gain) loss on license sales and exchanges, net	(1)
Operating income	29
Add back:
Depreciation, amortization and accretion	154
Expenses related to strategic alternatives review	7
(Gain) loss on asset disposals, net	6
(Gain) loss on license sales and exchanges, net	(1)
Adjusted EBITDA (Non-GAAP)[2]	$195

Towers	Q1 2024
(Dollars in millions)
Operating revenues
Service - Third-Party	$25
Service - Intracompany	33
Total operating revenues	58
System operations (excluding Depreciation, amortization and accretion reported below)	18
Selling, general and administrative	7
Depreciation, amortization and accretion	11
Operating income	22
Add back:
Depreciation, amortization and accretion	11
Adjusted EBITDA (Non-GAAP)[2]	$33

UScellular Consolidated	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Full Year 2023
(Dollars in millions)
Operating revenues
Service[1]	$767	$760	$762	$755	$3,044
Equipment sales	219	197	201	245	862
Total operating revenues	986	957	963	1,000	3,906
System operations (excluding Depreciation, amortization and accretion reported below)	182	190	185	183	740
Cost of equipment sold	253	228	228	280	988
Selling, general and administrative	345	341	333	349	1,368
Depreciation, amortization and accretion	170	161	159	166	656
(Gain) loss on asset disposals, net	10	3	1	3	17
(Gain) loss on license sales and exchanges, net	—	—	—	(2)	(2)
Operating income	26	34	57	21	139
Equity in earnings of unconsolidated entities	44	38	40	37	158
Interest and dividend income	2	3	3	2	10
Interest expense	(47)	(51)	(50)	(49)	(196)
Income before income taxes	25	24	50	11	111
Income tax expense (benefit)	11	19	27	(4)	53
Net income	14	5	23	15	58
Add back:
Depreciation, amortization and accretion	170	161	159	166	656
Expenses related to strategic alternatives review	—	—	3	6	8
(Gain) loss on asset disposals, net	10	3	1	3	17
(Gain) loss on license sales and exchanges, net	—	—	—	(2)	(2)
Interest expense	47	51	50	49	196
Income tax expense (benefit)	11	19	27	(4)	53
Adjusted EBITDA (Non-GAAP)[2]	$252	$239	$263	$233	$986

Wireless	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Full Year 2023
(Dollars in millions)
Operating revenues
Service	$742	$735	$737	$730	$2,943
Equipment sales	219	197	201	245	862
Total operating revenues	961	932	938	975	3,805
System operations (excluding Depreciation, amortization and accretion reported below)	197	203	199	197	794
Cost of equipment sold	253	228	228	280	988
Selling, general and administrative	336	333	324	340	1,334
Depreciation, amortization and accretion	158	149	148	155	610
(Gain) loss on asset disposals, net	10	3	1	5	19
(Gain) loss on license sales and exchanges, net	—	—	—	(2)	(2)
Operating income	7	16	38	—	62
Add back:
Depreciation, amortization and accretion	158	149	148	155	610
Expenses related to strategic alternatives review	—	—	3	6	8
(Gain) loss on asset disposals, net	10	3	1	5	19
(Gain) loss on license sales and exchanges, net	—	—	—	(2)	(2)
Adjusted EBITDA (Non-GAAP)[2]	$175	$168	$190	$164	$697

Towers	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Full Year 2023
(Dollars in millions)
Operating revenues
Service - Third-Party	$25	$25	$25	$25	$101
Service - Intracompany	32	32	32	32	127
Total operating revenues	57	57	57	57	228
System operations (excluding Depreciation, amortization and accretion reported below)	17	19	18	18	73
Selling, general and administrative	9	8	9	9	34
Depreciation, amortization and accretion	12	12	11	11	46
(Gain) loss on asset disposals, net	—	—	—	(2)	(2)
Operating income	19	18	19	21	77
Add back:
Depreciation, amortization and accretion	12	12	11	11	46
(Gain) loss on asset disposals, net	—	—	—	(2)	(2)
Adjusted EBITDA (Non-GAAP)[2]	$31	$30	$30	$30	$121

UScellular Consolidated	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Full Year 2022
(Dollars in millions)
Operating revenues
Service[1]	$787	$783	$781	$774	$3,125
Equipment sales	223	244	302	274	1,044
Total operating revenues	1,010	1,027	1,083	1,048	4,169
System operations (excluding Depreciation, amortization and accretion reported below)	185	192	197	181	755
Cost of equipment sold	257	275	354	330	1,216
Selling, general and administrative	325	339	369	374	1,408
Depreciation, amortization and accretion	171	172	177	179	700
Loss on impairment of licenses	—	3	—	—	3
(Gain) loss on asset disposals, net	2	6	1	11	19
(Gain) loss on sale of business and other exit costs, net	(1)	—	—	—	(1)
Operating income (loss)	71	40	(15)	(27)	69
Equity in earnings of unconsolidated entities	45	37	40	36	158
Interest and dividend income	1	3	2	3	8
Interest expense	(33)	(40)	(42)	(49)	(163)
Income (loss) before income taxes	84	40	(15)	(37)	72
Income tax expense (benefit)	32	18	(3)	(9)	37
Net income (loss)	52	22	(12)	(28)	35
Add back:
Depreciation, amortization and accretion	171	172	177	179	700
Loss on impairment of licenses	—	3	—	—	3
(Gain) loss on asset disposals, net	2	6	1	11	19
(Gain) loss on sale of business and other exit costs, net	(1)	—	—	—	(1)
Interest expense	33	40	42	49	163
Income tax expense (benefit)	32	18	(3)	(9)	37
Adjusted EBITDA (Non-GAAP)[2]	$289	$261	$205	$202	$956

Wireless	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Full Year 2022
(Dollars in millions)
Operating revenues
Service	$765	$760	$758	$750	$3,032
Equipment sales	223	244	302	274	1,044
Total operating revenues	988	1,004	1,060	1,024	4,076
System operations (excluding Depreciation, amortization and accretion reported below)	200	205	209	194	807
Cost of equipment sold	257	275	354	330	1,216
Selling, general and administrative	318	331	361	366	1,376
Depreciation, amortization and accretion	159	161	166	167	655
Loss on impairment of licenses	—	3	—	—	3
(Gain) loss on asset disposals, net	2	6	1	11	19
(Gain) loss on sale of business and other exit costs, net	(1)	—	—	—	(1)
Operating income (loss)	53	23	(31)	(44)	1
Add back:
Depreciation, amortization and accretion	159	161	166	167	655
Loss on impairment of licenses	—	3	—	—	3
(Gain) loss on asset disposals, net	2	6	1	11	19
(Gain) loss on sale of business and other exit costs, net	(1)	—	—	—	(1)
Adjusted EBITDA (Non-GAAP)[2]	$213	$193	$136	$134	$677

Towers	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Full Year 2022
(Dollars in millions)
Operating revenues
Service - Third-Party	$22	$23	$23	$24	$93
Service - Intracompany	31	31	31	31	123
Total operating revenues	53	54	54	55	216
System operations (excluding Depreciation, amortization and accretion reported below)	16	18	19	18	71
Selling, general and administrative	7	8	8	8	32
Depreciation, amortization and accretion	12	11	11	12	45
Operating income	18	17	16	17	68
Add back:
Depreciation, amortization and accretion	12	11	11	12	45
Adjusted EBITDA (Non-GAAP)[2]	$30	$28	$27	$29	$113

Numbers may not foot due to rounding.

1Consolidated amounts include elimination of intracompany charges for the use of company-owned towers by the Wireless segment.
2Adjusted earnings before interest, taxes, depreciation, amortization and accretion (Adjusted EBITDA) is a segment measure reported to the chief operating decision maker for purposes of assessing the segments' performance. Adjusted EBITDA is defined as net income, adjusted for the items set forth in the reconciliation above. UScellular believes Adjusted EBITDA is a useful measure of UScellular’s operating results before significant recurring non-cash charges, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of UScellular's financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management's evaluation of business performance.